EXHIBIT 99.2

AGREEMENT

This Agreement ("Agreement") is made as of the 21st day of November, 2015, by and among Allen R. Kronstadt (“Kronstadt”), Axion International Holdings, Inc. ("Holdings"), Axion International, Inc. ("International") and Axion Recycled Plastics Incorporated (“Plastics”). (Holdings, International and Plastics are hereinafter collectively referred to as "Axion"), as follows:

WHEREAS, Kronstadt holds certain secured and unsecured debt obligations issued by Axion and equity securities in Holdings;

WHEREAS, Holdings, International and Plastics have indicated that due to their desperate financial condition they will be unlikely to repay the unsecured debt obligations to Kronstadt;

WHEREAS, Kronstadt desires to reduce the Axion debt obligations he holds and eliminate his equity interests in Holdings in order to facilitate Holdings' ability to restructure its consolidated balance sheet and raise additional capital; and

WHEREAS, the parties hereto desire to set forth their mutual agreements and understandings.

NOW, THEREFORE, in consideration of the recitals set forth above and made a material part of this Agreement, and other good and valuable consideration acknowledged to have been received, the parties hereto agree:

1.           Kronstadt shall do the following and Holdings and Axion shall do the following, as applicable:

a.           SALE OF NOTES: Kronstadt hereby sells to Axion any and all of (i) the unsecured debt obligations issued by Axion (or any of its subsidiaries) to Kronstadt, and (ii) the debt obligations issued by Axion (or any of its subsidiaries) which are secured by a pledge of Holding’s shares in International and Plastics as set forth on the attached Exhibit “A”, for an aggregate total sales price of Two Dollars ($2.00). Axion hereby represents to Kronstadt that all of such notes are registered in the books and records of Axion in the name of Kronstadt, that these are the only unsecured debt obligations issued by Axion (or any of its subsidiaries) to Kronstadt, that these are the only debt obligations issued by Axion (or any of its subsidiaries) to Kronstadt which are secured by a pledge of Holding’s shares in International and Plastics and that as of the Effective Date, Axion shall transfer ownership of all of such notes to Axion. Axion further agrees to not report the purchase of such promissory notes as capital contributions from Kronstadt. Except for all of such unsecured debt obligations and debt obligations secured by a pledge of Holding’s shares in International and Plastics, Kronstadt shall retain all of the other secured debt obligations issued by Axion (or any of its subsidiaries) to Kronstadt.

b.           Kronstadt hereby also sells, assigns and transfers to Holdings all of his warrant, preferred and common shares of stock in Holdings as more particularly described on Exhibit “B” for an aggregate total sales price of Two Dollars ($2.00). Holdings hereby represents to Kronstadt that all of such stock is recorded and registered in the books and records of Holdings, that this is all of the stock owned by Kronstadt in his sole name in Holdings and that as of the Effective Date Holdings shall transfer ownership of all of stock owned by Kronstadt in his individual name to Holdings whether or not the stock is described on Exhibit B. Holdings acknowledges that Bethesda Foundation, Inc., Danielle Nicole Kronstadt Irrevocable Trust dated 2/26/2001, Jamie Fay Kronstadt Irrevocable Trust dated 2/26/2001 and Michael Benjamin Kronstadt Irrevocable Trust dated 2/26/2001 will continue to own their shares of stock in Holdings. The parties hereby agree that they shall cooperate with each other in surrendering any original stock certificates owned by Kronstadt to Holdings.

c.           Axion shall maintain in full force and effect directors and officers liability insurance policies covering former officers and directors, which policies shall provide coverage for such parties that is at least as extensive as the coverage under the policies that are in force as of the date of this Agreement. In the event Axion is unable to maintain or renew all such policies upon the same or better terms and conditions with respect to former officers and directors, then Axion shall provide written notice to Kronstadt at least 60 days prior to the expiration, cancellation or other termination of such policies.

2.           MISCELLANEOUS PROVISIONS:

(i)          ENTIRE AGREEMENT: This Agreement contains the entire understanding among the parties hereto and supersedes all prior written or oral agreements among them respecting the within subject matter, unless otherwise provided herein. There are no representations, agreements, arrangements or understandings, oral or written, among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

(ii)         FURTHER ASSURANCES: The parties hereto agree to execute, acknowledge and deliver such further assurances, instruments and documents, and shall take such further actions, as any party may reasonably request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

(iv)        COUNTERPARTS: This Agreement may be executed in one or more counterparts (and by each of the parties on separate counterparts), each of which shall constitute an original, but all of which together shall constitute one and the same instrument, and photographic copies of such signed counterparts may be used in lieu of the original for any purpose authorized by this Agreement.

(v)         REPRESENTATIONS OF THE PARTIES: The parties declare that they fully understand the facts and all of their respective legal rights and liabilities; that this Agreement and all of its terms and conditions were negotiated at arms-length; that each party has entered into this Agreement in good faith and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged; that they believe the Agreement to be fair, just, and reasonable; and that they sign the Agreement freely and voluntarily and without fraud, duress, undue influence or coercion of any kind.

(vi)        GOVERNING LAW; VENUE: This Agreement is made and entered in the State of Maryland and shall in all respects be governed by and construed and enforced in accordance with the substantive laws of the State of Maryland. The Parties hereby agree that any claims arising from or related to the enforcement of this Agreement shall be subject to the jurisdiction of the courts of the State of Maryland, and the Parties specifically agree to the venue of the Circuit Court for Montgomery County, Maryland for such purpose.

(vii)       WAIVER OF JURY TRIAL: THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY FOR ANY DISPUTES ARISING OUT OF THIS AGREEMENT.

(viii)      RECITALS: The recital above is incorporated into the Agreement as a material part.

(ix)         HEADINGS: The headings to this Agreement are for convenience only and in the event of conflict between a heading and the body of the Agreement, the body of the Agreement shall control.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective as of the date first above written.

/s/ Allen R. Kronstadt		(SEAL)

Allen R. Kronstadt

AXION INTERNATIONAL HOLDINGS, INC:

By:	/s/ Claude Brown, Jr.	(SEAL)

Name:	Claude Brown, Jr.

Title:	CEO

AXION RECYCLED PLASTICS INCORPORATED:

By:	/s/ Claude Brown, Jr.	(SEAL)

Name:	Claude Brown, Jr.

Title:	CEO

AXION INTERNATIONAL, INC.:

By:	/s/ Claude Brown, Jr.	(SEAL)

Name:	Claude Brown, Jr.

Title:	CEO

EXHIBIT “A”

KRONSTADT NOTES

UNSECURED NOTES:

1.           $666,667 Convertible Note dated June 13, 2014 which was advanced in the amount of $500,000 on or about June 13, 2014 and $166,667 on or about August 7, 2014.

2.           $333,333 Convertible Note dated August 28, 2014.

NOTE SECURED BY A PLEDGE OF HOLDING’S SHARES IN INTERNATIONAL AND PLASTICS:

A.          $3,000,000 Secured Note dated December 1, 2014 of which $2,427,888 in principal was advanced as follows: $250,000 on December 1, 2014; $400,000 on December 1, 2014; $200,000 on January 15, 2015; $688,888 on January 30, 2015 and $889,000 on February 17, 2015.

EXHIBIT “B”

KRONSTADT STOCK

13, 362,603 shares of common stock

90,000 in options

(Note: Does not include any stock owned by Bethesda Foundation, Inc., Danielle Nicole Kronstadt Irrevocable Trust dated 2/26/2001, Jamie Fay Kronstadt Irrevocable Trust dated 2/26/2001 and Michael Benjamin Kronstadt Irrevocable Trust dated 2/26/2001)